UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 25, 2000
                                                 (January 20, 2000 )


                        SYMONS INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


  Indiana                   0-29042                            35-1707115
(State or other          (Commission                         (IRS Employer
jurisdiction of          File Number)                        Identification No.)
incorporation)


                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (317) 259-6300


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 20, 2000, Symons International Group, Inc. (the "Company") engaged BDO Seidman, LLP to act as the Company's independent certified public accountant. BDO Seidman, LLP replaces Arthur Andersen LLP, who, as previously reported, advised the Company on October 15, 1999 that it had decided not to accept the June 1, 1999 appointment by the Company's Audit Committee and Board of Directors as the Company's auditors for 1999.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 25, 2000                     SYMONS INTERNATIONAL GROUP, INC.


                                                     By:

                                                        Douglas H. Symons, CEO